UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2025

Terra Innovatum Global N.V.

(Exact name of registrant as specified in its charter)

Netherlands	4911	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Via della Chiesa XXXII, 759 Lucca, Italy	55100
(Address of principal executive offices)	(Zip Code)

+39 0583 55797

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	NKLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Terra” and the “Company” refer to Terra Innovatum Global N.V., a limited liability company organized under Dutch law and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “GSR III” refer to GSR III Acquisition Corp., a Cayman Islands exempted company, prior to the Closing and a wholly-owned subsidiary of Terra following Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 3 thereof, and such definitions are incorporated herein by reference.

This Report is being utilized to report the results of the Special Shareholder Meeting held by GSR III on October 7, 2025, prior to the consummation of the business combination between Terra and GSR III.

Item 5.07. Submission of Matters to a Vote of Security Holders..

Special Meeting for the Business Combination

The GSR III shareholders approved all of the Proposals at the extraordinary general meeting of shareholders. A summary of the voting results is set forth below:

On October 7, 2025, GSR III held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). On September 15, 2025, the record date for the Extraordinary General Meeting, there were 29,172,500 ordinary shares of GSR III issued and outstanding entitled to be voted at the Extraordinary General Meeting. 18,081,927 ordinary shares of GSR III or 61.98% of which were represented in person or by proxy at the Extraordinary General Meeting, constituting a quorum for the Extraordinary General Meeting. The proposals listed below are described in more detail in GSR III’s definitive proxy statement dated September 16, 2025 and Terra’s prospectus, dated as of the same date (the “proxy statement/prospectus”).

1)	The Business Combination Proposal— At the Extraordinary General Meeting, the vote upon a proposal (assuming the Merger Proposal is authorized, approved and confirmed), to (a) authorize, approve and confirm in all respects, the Business Combination Agreement, dated as of April 21, 2025 (as it may be amended from time to time), a copy of which is attached to the proxy statement/prospectus as Annex A, by and among GSR III, and Terra Innovatum s.r.l., an Italian limited liability company, and (b) the approve the consummation of the transactions contemplated thereby (collectively, the “Business Combination Proposal”), was as follows:

FOR	AGAINST	ABSTAIN
16,388,859	1,689,883	3,185

2)	The Merger Proposal—At the Extraordinary General Meeting, the vote upon a proposal (assuming the Business Combination Proposal is authorized, approved and confirmed) to approve the Merger (and consequently, the Plan of Merger, a copy of which is attached as Annex B to the proxy statement/prospectus, and the transactions contemplated thereby), was as follows:

FOR	AGAINST	ABSTAIN
16,388,969	1,689,933	3,025

3)	The Incentive Plan Proposal—At the Extraordinary General Meeting, the vote upon a proposal to approve and adopt the Equity Incentive Plan in the form mutually agreed upon among Terra Innovatum s.r.l., Terra Innovatum Global s.r.l., and the Company and attached as Annex G to the proxy statement/prospectus (the “Incentive Plan Proposal”), was as follows:

FOR	AGAINST	ABSTAIN
16,020,547	2,056,155	5,225

4)	The Adjournment Proposal—At the Extraordinary General Meeting, the vote upon a proposal to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Merger Proposal and the Incentive Plan Proposal, was as follows:

FOR	AGAINST	ABSTAIN
16,389,063	1,689,984	2,880

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INNOVATUM GLOBAL, N.V.

Date: October 14, 2025	By:	/s/ Alessandro Petruzzi
	Name:	Alessandro Petruzzi
	Title:	Chief Executive Officer

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